UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026 (October 31, 2026)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Current Report on Form 8-K filed by Wolverine World Wide, Inc. (the “Company”) with the Securities and Exchange Commission on September 21, 2026, Susie Kuhn ceased serving as the Company’s President, Active Group, on September 21, 2026.

In connection therewith, the Company and Ms. Kuhn entered into a Separation and Release Agreement (the “Agreement”), effective as of October 31, 2026, providing for (i) a general release of claims in favor of the Company; (ii) cash severance payments to Ms. Kuhn in an amount equal to one year of her base salary, paid in equal installments on the Company’s regular bi-weekly payroll schedule, (iii) restrictive covenants including, among others, restrictions on her ability to compete with the Company through October 31, 2027 and on her ability to solicit and hire the Company’s employees and solicit the Company’s customers, in each case, through September 21, 2027, (iv) certain health care continuation benefits and (v) a cash payment equal to the bonus Ms. Kuhn would have been eligible to receive for fiscal year 2026 under the Company’s Amended and Restated Executive Short-Term Incentive Plan based on the Company’s actual performance during such year, prorated based on the amount of Ms. Kuhn’s service during such fiscal year and payable, if at all, on or after the time bonuses are paid to active employees.

The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending October 3, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2026	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ David A. Latchana
David A. Latchana
Chief Legal Officer and Corporate Secretary

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